UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) April 8, 2025

Virginia Electric and Power Company

(Exact Name of Registrant as Specified in Its Charter)

Virginia	000-55337	54-0418825
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 East Canal Street Richmond, Virginia	23219
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code (804) 819-2284

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On April 8, 2025, Dominion Energy, Inc. (Dominion Energy) and two of its wholly-owned subsidiaries, Virginia Electric and Power Company (Virginia Power), and Dominion Energy South Carolina, Inc. (DESC), entered into a $7,000,000,000 Sixth Amended and Restated Revolving Credit Agreement (the Core Credit Facility) with JPMorgan Chase Bank, N.A. (JPMorgan), as Administrative Agent, Mizuho Bank, LTD. (Mizuho), Bank of America, N.A., The Bank of Nova Scotia and Wells Fargo Bank, N.A., as Syndication Agents, JPMorgan, Mizuho, BOFA Securities, Inc., The Bank of Nova Scotia and Wells Fargo Securities, LLC, as Joint Lead Arrangers and Joint Bookrunners and the other agents and lenders party thereto. The Core Credit Facility amends and restates its predecessor agreement in its entirety.

Virginia Power and the co-borrowers can use the Core Credit Facility to support bank borrowings and the issuance of commercial paper, as well as to support the issuance of letters of credit. The full amount of the Core Credit Facility is available to Virginia Power less any amounts outstanding to co-borrowers Dominion Energy and DESC and subject to any sub-limits for Virginia Power agreed to among Virginia Power and the co-borrowers from time to time. The Core Credit Facility matures in April 2030, unless extended.

The foregoing description of the Core Credit Facility does not purport to be complete and is qualified in its entirety by reference to the complete text of such agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

Exhibits

10.1	$7,000,000,000 Sixth Amended and Restated Revolving Credit Agreement, dated as of April 8, 2025, among Dominion Energy, Inc., Virginia Electric and Power Company, Dominion Energy South Carolina, Inc., JPMorgan Chase Bank, N.A., as Administrative Agent, Mizuho Bank, LTD., Bank of America, N.A., The Bank of Nova Scotia and Wells Fargo Bank, N.A., as Syndication Agents, JPMorgan Chase Bank, N.A., Mizuho Bank, LTD., BOFA Securities, Inc., The Bank of Nova Scotia and Wells Fargo Securities, LLC, as Joint Lead Arrangers and Joint Bookrunners and the other agents and lenders party thereto (filed herewith).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIRGINIA ELECTRIC AND POWER COMPANY
Registrant

/s/ Steven D. Ridge
Name: Steven D. Ridge
Title: Executive Vice President and Chief Financial Officer

Date: April 9, 2025